Exhibit 10.7
AMENDMENT NO. 3 TO THE
FERGUSON ENTERPRISES, LLC
EXECUTIVE LIFE INSURANCE PLAN II
THIS AMENDMENT is made as of the 29th day of November, 2023, by Ferguson Enterprises, LLC, a Virginia limited liability company (the "Company").
WHEREAS, the Company adopted the Ferguson Enterprises, Inc. Executive Life Insurance Plan II (the "Plan") for the benefit of participating employees effective as of January 1, 2006;
WHEREAS, on January 28, 2008, the Company first amended the Plan;
WHEREAS, on March 31, 2019, the Company converted from a corporation to a limited liability company, and was thereby renamed “Ferguson Enterprises, LLC”;
WHEREAS, on September 21, 2023, the Company amended the Plan a second time; and
WHEREAS, pursuant to Section 8.1 of the Plan, the Company reserved the right to amend the Plan, and now desires to do so;
NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date first written above, as follows:
1.The Plan is amended by deleting Section 4.6 in its entirety and replacing it as follows:
4.6 Gross-Up Payment. In the event any premium payment by the Company to or for the benefit of a Participant under Section 4.3 who is not a member of the Executive Committee, as defined by the Company, is subject to (a) the income tax imposed under Subtitle A of the Code, (b) employment taxes imposed on employees under Subtitle C of the Code, or (c) state or local income taxes, then Participant shall be entitled each Plan Year to receive additional compensation in an amount such that is equal to thirty-five percent (35%) of the premium payment on such Participant’s behalf for the Plan Year. Members of the Executive Committee, as defined by the Company, are not entitled to a Gross-Up Payment under this section.

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IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed as of the day and year first above written.

FERGUSON ENTERPRISES, LLC

/s/ Ian Graham
Ian Graham

Senior VP & Secretary
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